TIAA-CREF INSTITUTIONAL MUTUAL FUNDS
TIAA-CREF Institutional Money Market Fund

SUPPLEMENT NO. 3
dated October 8, 2008
to the February 1, 2008 Institutional, Retirement and Retail Class Prospectuses

PARTICIPATION IN THE U.S. TREASURY’S TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET FUNDS

     On October 7, 2008, the Board of Trustees of the TIAA-CREF Institutional Mutual Funds approved the participation of the TIAA-CREF Institutional Money Market Fund (the “Fund”) in the U.S. Department of Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). To the extent Program funds are available, the Program will guarantee Fund shareholders that they will receive $1.00 per Fund share they owned as of the close of business on September 19, 2008 if the Fund “breaks the buck” (meaning its NAV falls below $0.995 and is not immediately restored), liquidates its holdings and such liquidation proceeds are less than $1.00 per share.

     The Program would only protect the lesser of (i) Fund shares held by a shareholder of record on September 19, 2008 or (ii) the number of Fund shares held by the shareholder of record when the Fund breaks the buck. Shares acquired by investors after September 19, 2008 are not eligible for protection under the Program.

     The cost of participation in the Program to the Fund for the three-month initial term of the Program is 0.01% of its assets as of September 19, 2008. This expense will be borne by the Fund outside of any reimbursement arrangements currently in place. The Treasury may extend the Program beyond its initial termination date of December 18, 2008 through no later than September 18, 2009. Any extension of the Program would likely continue to cover only shareholders of record as of September 19, 2008. If the Program is extended, the Fund would need to reapply and pay an additional premium in order to continue to participate. If an extension occurs, the Fund will consider whether to continue the Fund’s participation in the Program.

     Additional information concerning the Program and any possible extension of its coverage is available at http://www.ustreas.gov. Please direct any questions concerning the Fund and its participation in the Program according to the contact information in the prospectus for the share class of the Fund you own.

50643 & 63214 A11725 (10/08)